                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                    ----------------------------------


                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):     May 9, 2003
                                                            ------------




                       Toyota Motor Credit Corporation
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)





    California                     1-9961                     95-3775816
-------------------           ----------------            -------------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)              Identification No.)
   incorporation)




       Toyota Motor Credit Corporation
         19001 South Western Avenue
            Torrance, California                                 90509
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   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (310) 468-1310
                                                          -------------------

                          Exhibit Index is on Page 2
                                 Page 1 of 3

Item 9. Regulation FD Disclosure (the following discussion is furnished under "Item 12. Results of Operations and Financial Condition")

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure".

A copy of the Toyota Motor Credit Corporation's earnings release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


Item 7(c).  Exhibits

            Exhibit Number    Description
            --------------    -----------

                 99.1 Earnings Release, dated May 9, 2003, of Toyota Motor Credit Corporation.

                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   TOYOTA MOTOR CREDIT CORPORATION
                                   -------------------------------
                                   (Registrant)


Date:  May 9, 2003            By:         /s/ John F. Stillo
       ------------------                -------------------------------
                                                 John F. Stillo
                                                 Vice President
                                           and Chief Financial Officer





























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